                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): DECEMBER 10, 2001


                                    EGL, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                                 000-27288                             76-0094895
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                        Identification No.)



                15350 VICKERY DRIVE, HOUSTON, TEXAS                                        77032
              (Address of principal executive offices)                                  (Zip Code)

       Registrant's telephone number, including area code: (281) 618-3100

ITEM 5. OTHER EVENTS

      CONVERTIBLE NOTES. On December 4, 2001, EGL, Inc. (the "Company") issued a press release announcing the pricing of a private placement of $85,000,000 in principal amount of 5% Convertible Subordinated Notes due December 15, 2006 (the "Notes"). The closing of the sale of the Notes to the initial purchaser occurred on December 7, 2001. Such sale does not include up to an additional $15 million principal amount of notes that is subject to an overallottment option granted to the initial purchaser of the notes. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The indenture, the supplemental indenture, the form of Note and the registration rights agreement relating to the notes are filed as Exhibit 4.1, Exhibit 4.2,
Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

      On December 7, 2001, the initial purchaser notified the Company that it intended to exercise the overallotment option for $15 million principal amount of notes. The Company expects to complete the sale of additional Notes pursuant to such option on December 12, 2001.

      LIQUIDITY UPDATE. On December 6, 2001, the Company received a $23.2 million income tax refund, which was an accelerated payment of U.S. taxes previously paid. In light of the foregoing refund payment and the sale of the convertible notes, the Company is assessing its credit needs and alternatives. Among the alternatives being considered is seeking a new facility with Bank of America providing for borrowing of between $75 to $125 million. There can be no assurance as to what the Company's final arrangements will be regarding such credit alternatives.

      With the funds from the Notes and the refund for previously paid income taxes, the Company intends to pay down the entire amount previously drawn on its line of credit with Bank of America.

      NEW DIRECTOR. In November, Paul William Hobby was elected to the Company's board of directors. Mr. Hobby, age 41, is chairman and chief executive officer of Hobby Media Services, Inc., Houston, Texas, a Houston based corporation which invests in traditional and new media services. Mr. Hobby is a director of Stewart Information Services Corp. which is the holding company for Stewart Title Company, and a director of Coastal Bancorp, Inc., which is the parent company, through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., of Coastal Banc ssb, a Texas-chartered FDIC insured, state savings bank headquartered in Houston. Mr. Hobby also serves on the board of directors of various civic, charitable and professional associations. His term as a director of the Company will expire in 2002.

                              Cautionary Statement

      The statements in this document regarding the sale of convertible notes pursuant to the overallottment option, credit alternatives, including amount of borrowings available to the Company, payment of credit line and any other statements, which are not historical facts, are forward-looking statements. Such statements involve risks and uncertainties, including, but not limited to, market conditions, satisfaction of closing conditions for the sale of notes, the Company's ability to obtain, negotiate and enter into a new credit facility, the terms of other credit alternatives available to the Company, general economic conditions, ability of lenders to syndicate loans, competition and other factors detailed in the Company's most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumption prove incorrect, actual outcomes may vary materially from those indicated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

     Exhibit Number                 Description
     --------------                 -----------
         4.1 Indenture dated December 7, 2001 between the Company and JPMorgan Chase Bank, as trustee.

         4.2 First Supplemental Indenture dated December 7, 2001 between the Company and JPMorgan Chase Bank, as trustee.

         4.3 Form of 5% Convertible Subordinated Note due December 15, 2006 (included in Exhibit 4.2)

         4.4 Registration Rights Agreement dated December 7, 2001 between the Company and Credit Suisse First Boston Corporation.

        99.1      Press release of December 4, 2001

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 2001                  EGL, INC.


                                         By: /s/ ELIJIO V. SERRANO
                                             -----------------------------
                                             Elijio V. Serrano
                                             Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit Number                 Description
     --------------                 -----------
         4.1 Indenture dated December 7, 2001 between the Company and JPMorgan Chase Bank, as trustee.

         4.2 First Supplemental Indenture dated December 7, 2001 between the Company and JPMorgan Chase Bank, as trustee.

         4.3 Form of 5% Convertible Subordinated Note due December 15, 2006 (included in Exhibit 4.2)

         4.4 Registration Rights Agreement dated December 7, 2001 between the Company and Credit Suisse First Boston Corporation.

        99.1      Press release of December 4, 2001